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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2019
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
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Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Westar Energy, Inc.
(Former Name or Former Address, if Changed Since Last Report)

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Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Kansas City Power & Light Company
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants:  Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (formerly known as Westar Energy, Inc.) (“Evergy Kansas Central”) and Evergy Metro, Inc. (formerly known as Kansas City Power & Light Company) (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On October 25, 2019, Evergy received a notice from the administrator of the Westar Energy, Inc. Employees’ 401(k) Savings Plan (the “Plan”). The notice stated that the Evergy Stock Fund (the “Evergy Stock Fund”) in the Plan will be entering a blackout period in connection with the merger of the Plan into the Evergy, Inc. 401(k) Savings Plan. The notice stated that, on November 25, 2019, at 3 p.m. Central Time, (a) the Evergy Stock Fund will close to new investments and (b) there will be a limited blackout period during which transactions involving the Evergy Stock Fund will not be permitted. The blackout period is expected to end during the week of December 15, 2019.
In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, on October 29, 2019, Evergy sent a notice to its directors and executive officers notifying them of the blackout period in the Evergy Stock Fund and certain trading prohibitions that they will be subject to during the blackout period.
During the blackout period and for a period of two years after the ending date of the blackout period, holders of Evergy’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Evergy, Inc., Attention: Corporate Secretary Department; 1200 Main Street, Kansas City, Missouri 64105, or by calling (816) 556-2200.
A copy of the notice that was sent by Evergy to its directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers of Evergy, Inc., dated October 29, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: October 30, 2019